Exhibit 99.1

EA REPORTS SECOND QUARTER RESULTS

Madden NFL 06 Number One Title in North America

Five Titles Ready for Xbox 360 Launch

REDWOOD CITY, CA – November 1, 2005 – Electronic Arts (NASDAQ: ERTS) today announced financial results for the second quarter ended September 30, 2005.

Net revenue for the second quarter was $675 million, down 6 percent as compared with $716 million for the prior year. Sales were driven by Madden NFL 06, NCAA® Football 06, Burnout™ Revenge, FIFA 06, NBA Live 06 and The Sims™ 2 Nightlife – each reaching platinum status (over one million copies sold) in the quarter – and to a lesser extent, Tiger Woods PGA TOUR® 06, NHL® 06 and NASCAR® 06: Total Team Control, each selling over 500 thousand copies.

Net income for the quarter was $51 million as compared with $97 million for the prior year. Diluted earnings per share were $0.16 as compared with $0.31 for the prior year.

Non-GAAP net income for the quarter, excluding certain items, was $46 million as compared with $98 million for the prior year. Non-GAAP diluted earnings per share were $0.15 as compared with $0.31 for the prior year. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Trailing twelve month operating cash flow was $592 million as compared with $664 million for the same period a year ago.

“We are well prepared for the launch of Xbox 360,” said Larry Probst, Chairman and Chief Executive Officer. “We plan to release five blockbuster games – FIFA 06, Madden NFL 06, NBA Live 06, Need for Speed Most Wanted and Tiger Woods PGA TOUR 06 on this exciting new platform. These titles will demonstrate to consumers the amazing capabilities of next-generation hardware.”

“This will be a great holiday for gamers,” said Warren Jenson, Chief Financial and Administrative Officer. “This quarter we plan to launch more than twelve titles, including Need for Speed Most Wanted, Harry Potter and the Goblet of Fire, The Sims 2 on consoles and handhelds, Battlefield 2 Modern Combat and James Bond From Russia with Love.”

Current Highlights (comparisons are to the quarter ended September 30, 2004)

•	Year to date, Madden NFL 06 is the number one title on current generation consoles in North America.
•	FIFA 06 sales at retail are up over 30 percent year-over-year in the first four weeks since launch.
•	The NBA Live franchise has generated over one billion dollars in life-to-date revenue.
•	EA has two of the top-ten-rated games for the year – Battlefield 2™ and Burnout Revenge.
•	EA’s revenue share hit a record 75 percent in the sports category in North America – up seven points year-over-year.
•	EA has 26 percent revenue share on the PSP™ (PlayStation® Portable) system in North America since launch and 16 percent revenue share in Europe. EA had two of the top-ten titles in Europe for September.
•	EA signed a deal with Steven Spielberg to create three new video game franchises out of its LA studio.

•	A distribution agreement was signed with Vodafone to deliver games to mobile phones in Europe, Egypt, South Africa, Australia and New Zealand.
•	The Company completed its $750 million stock repurchase program during the quarter.

Business Outlook

The following forward-looking statements reflect expectations as of November 1, 2005. Results may be materially different and are affected by many factors, such as consumer spending trends, the popular appeal of EA’s products, development delays, current-generation and next-generation hardware availability, the seasonal and cyclical nature of the interactive entertainment industry, the overall economy, competition, changes in foreign exchange rates, EA’s effective tax rate, and other factors detailed in this release and EA’s annual and quarterly SEC filings.

Fiscal Third Quarter Expectations – Ending December 31, 2005

•	Net revenue is expected to be between $1.475 and $1.575 billion.
•	Non-GAAP diluted earnings per share are expected to be between $1.18 and $1.28.
•	GAAP diluted earnings per share are expected to be between $1.15 and $1.25. This range includes up to $0.03 of estimated charges related principally to the Company’s European reorganization and establishment of an International Publishing Headquarters in Geneva.

Fiscal Year Expectations – Ending March 31, 2006

•	Net revenue is expected to be between $3.250 and $3.400 billion.
•	Non-GAAP diluted earnings per share are expected to be between $1.45 and $1.60.
•	GAAP diluted earnings per share are expected to be between $1.40 and $1.55. This range includes up to $0.05 of estimated charges related principally to the Company’s European reorganization and establishment of an International Publishing Headquarters in Geneva.

Non-GAAP Financial Measures

Electronic Arts uses non-GAAP measures of operating income, net income and diluted earnings per share. These non-GAAP measures exclude the following items, including any related tax effect, from the Company’s statement of operations:

•	Amortization of intangibles
•	Employee stock-based compensation
•	Restructuring and asset impairment charges
•	Acquired in-process technology
•	Certain non-recurring litigation expenses
•	Other-than-temporary impairment of investments in affiliates

In addition, the Company’s non-GAAP results exclude the impact of one-time tax adjustments.

Other significant non-recurring items may occur from time to time that require an adjustment to these non-GAAP measures. When these items occur, the accounting impact will become a reconciling item between the GAAP results and these non-GAAP measures.

The Company believes that excluding these items is useful for illustrating and explaining operating results and comparisons to prior periods. Management considers these non-GAAP measures in its decision-making to facilitate more relevant operating comparisons.

A reconciliation of GAAP operating income to non-GAAP operating income; GAAP net income to non-GAAP net income; and GAAP diluted earnings per share to non-GAAP diluted earnings per share is included as part of the supplemental disclosures to this release.

Conference Call

Electronic Arts will host a conference call on November 1, 2005 at 2:00 pm PT (5:00 pm ET) to review the results for the Company’s second quarter ended September 30, 2005. Listeners may access the conference call live via webcast (http://investor.ea.com). A webcast archive of the conference call will be available for one year at http://investor.ea.com.

Some statements set forth in this release, including the estimates under the heading “Business Outlook,” contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: consumer spending trends; the seasonal and cyclical nature of the interactive game segment; timely development and release of Electronic Arts’ products; competition in the interactive entertainment industry; the Company’s ability to manage expenses during fiscal year 2006; the timely release of next-generation hardware; the availability of an adequate supply of current-generation and next-generation hardware units; the Company’s ability to predict consumer preferences among competing hardware platforms; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; and other factors described in the Company’s annual report on Form 10-K for the year ended March 31, 2005 and Form 10-Q for the quarter ended June 30, 2005. Electronic Arts does not intend to update these forward-looking statements, including those made under the “Business Outlook” heading.

For additional information, please contact:

Tricia Gugler	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in millions, except per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2005	2004	2005	2004
Net revenue	$675	$716	$1,040	$1,147
Cost of goods sold	284	284	434	460

Gross profit	391	432	606	687

Operating expenses:
Marketing and sales	107	107	182	171
General and administrative	52	42	103	77
Research and development	182	157	365	288
Amortization of intangibles	1	1	2	1

Total operating expenses	342	307	652	537

Operating income (loss)	49	125	(46)	150

Interest and other income, net	13	12	30	21

Income (loss) before provision for (benefit from) income taxes and minority interest	62	137	(16)	171

Provision for (benefit from) income taxes	9	40	(13)	50

Income (loss) before minority interest	53	97	(3)	121
Minority interest	(2)	—	(4)	—

Net income (loss)	$51	$97	$(7)	$121

Earnings (loss) per share:
Basic	$0.17	$0.32	$(0.02)	$0.40
Diluted	$0.16	$0.31	$(0.02)	$0.38

Number of shares used in computation:
Basic	302	304	305	303
Diluted	314	316	305	316

Non-GAAP Results (in millions, except per share data)

The following table shows the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired in-process technology, restructuring charges, asset impairment charges, certain litigation expense and other-than-temporary impairment of investments in affiliates and their related income tax effect. In addition, the Company’s non-GAAP results also exclude the impact of one-time income tax adjustments.

	Three Months Ended September 30,		Six Months Ended September 30,
	2005	2004	2005	2004
Net income (loss)	$51	$97	$(7)	$121
Amortization of intangibles	1	1	2	1
COGS amortization of intangibles	2	—	4	—
Employee stock-based compensation	1	—	1	—
Certain litigation expense	1	—	1	—
Other	—	—	1	1
Income tax effect on the above items	(1)	—	(2)	0
Income tax adjustments	(9)	—	(9)	—

Non-GAAP net income (loss)	$46	$98	$(9)	$123

Non-GAAP diluted earnings (loss) per share	$0.15	$0.31	$(0.03)	$0.39
Number of shares used in diluted earnings (loss) per share computation	314	316	305	316

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in millions)

	September 30, 2005	March 31, 2005 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$2,230	$2,958
Marketable equity securities	182	140
Receivables, net of allowances of $137 million and $162 million, respectively	328	296
Inventories	74	62
Deferred income taxes	85	86
Other current assets	208	164

Total current assets	3,107	3,706

Property and equipment, net	364	353
Investment in affiliates	10	10
Goodwill	155	153
Other intangibles, net	30	36
Deferred income taxes	16	19
Other assets	72	93

Total Assets	$3,754	$4,370

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$171	$134
Accrued and other liabilities	558	694

Total current liabilities	729	828

Other liabilities	29	33

Total liabilities	758	861

Minority interest	12	11

Stockholders’ equity:
Common stock	3	3
Paid-in capital	877	1,434
Retained earnings	1,998	2,005
Accumulated other comprehensive income	106	56

Total stockholders’ equity	2,984	3,498

Total Liabilities, Minority Interest and Stockholders’ Equity	$3,754	$4,370

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in millions)

	Three Months Ended September 30,		Six Months Ended September 30,
	2005	2004	2005	2004
OPERATING ACTIVITIES
Net income (loss)	$51	$97	$(7)	$121
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	23	17	46	33
Minority interest	2	—	4	—
Realized losses (gains) on investments and sale of property and equipment	1	(2)	2	(4)
Tax benefit from exercise of stock options	87	12	92	25
Other operating activities	—	1	—	—
Change in assets and liabilities:
Receivables, net	(162)	(205)	(20)	(168)
Inventories	(10)	(25)	(9)	(24)
Other assets	(4)	27	(16)	27
Accounts payable	59	106	34	58
Accrued and other liabilities	(35)	61	(145)	(45)

Net cash provided by (used in) operating activities	12	89	(19)	23

INVESTING ACTIVITIES
Capital expenditures	(23)	(19)	(56)	(45)
Proceeds from sale of property and equipment	—	—	—	15
Proceeds from sale of marketable equity securities	—	3	4	3
Proceeds from maturities and sales of short-term investments	187	240	321	812
Purchase of short-term investments	(143)	(101)	(281)	(1,658)
Acquisition of subsidiary, net of cash acquired	—	—	(3)	—
Other investing activities	—	—	(1)	—

Net cash provided by (used in) investing activities	21	123	(16)	(873)

FINANCING ACTIVITIES
Proceeds from sale of common stock through employee stock plans and other plans	41	42	60	86
Repurchase and retirement of common stock	(372)	—	(709)	—

Net cash provided by (used in) financing activities	(331)	42	(649)	86

Effect of foreign exchange on cash and cash equivalents	(1)	(1)	(11)	—

Increase (decrease) in cash and cash equivalents	(299)	253	(695)	(764)
Beginning cash and cash equivalents	874	1,133	1,270	2,150

Ending cash and cash equivalents	575	1,386	575	1,386
Short-term investments	1,655	1,104	1,655	1,104

Ending cash, cash equivalents and short-term investments	$2,230	$2,490	$2,230	$2,490

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share data)

The following tables show the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired-in-process technology, restructuring charges, asset impairment charges, certain litigation expense, and other-than-temporary impairment of investments in affiliates, and their related income tax effect. In addition, the Company’s non-GAAP results also exclude the impact of one-time income tax adjustments.

	Q2 FY05	Q3 FY05	Q4 FY05	Q1 FY06	Q2 FY06
QUARTERLY RESULTS

Operating Income (loss)
GAAP operating income (loss)	$125	$519	$—	$(96)	$49
Adjustments:
Amortization of intangibles	—	1	1	1	1
COGS amortization of intangibles	—	1	2	2	2
Employee stock-based compensation	—	4	2	—	1
Acquired-in-process technology	—	10	4	1	—
Restructuring charges	—	—	1	—	—
Certain litigation expense	—	—	21	—	1

Total adjustments	—	16	31	4	5

Non-GAAP operating income (loss)	$125	$535	$31	$(92)	$54

Non-GAAP operating income (loss) margin - % of net revenue	18%	37%	6%	(25)%	8%

Net Income (loss)
GAAP net income (loss)	$97	$375	$8	$(58)	$51
Adjustments:
Amortization of intangibles	1	1	1	1	1
COGS amortization of intangibles	—	1	2	2	2
Employee stock-based compensation	—	4	2	—	1
Acquired-in-process technology	—	10	3	1	—
Restructuring charges	—	—	1	—	—
Certain litigation expense	—	—	21	—	1
Income tax effect on the above items	—	—	(8)	(1)	(1)
Income tax adjustments	—	—	—	—	(9)

Total adjustments	1	16	22	3	(5)

Non-GAAP net income (loss)	$98	$391	$30	$(55)	$46

Non-GAAP net income (loss) margin - % of net revenue	14%	27%	5%	(15)%	7%

GAAP diluted earnings (loss) per share	$0.31	$1.18	$0.02	$(0.19)	$0.16
Non-GAAP diluted earnings (loss) per share	$0.31	$1.23	$0.09	$(0.18)	$0.15
Shares used in diluted earnings (loss) per share computation	316	317	322	308	314

TRAILING TWELVE MONTH RESULTS

Operating Income
GAAP operating income	$802	$763	$669	$548	$472
Adjustments:
Amortization of intangibles	3	3	3	3	4
COGS amortization of intangibles	—	1	3	5	7
Employee stock-based compensation	—	4	6	6	7
Acquired-in-process technology	—	10	14	15	15
Restructuring charges	9	9	1	1	1
Certain litigation expense	—	—	21	21	22

Total adjustments	12	27	48	51	56

Non-GAAP operating income	$814	$790	$717	$599	$528

Non-GAAP operating income margin - % of net revenue	25%	25%	23%	20%	17%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share data)

The following tables show the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired-in-process technology, restructuring charges, asset impairment charges, certain litigation expense , and other-than-temporary impairment of investments in affiliates, and their related income tax effect. In addition, the Company’s non-GAAP results also exclude the impact of one-time income tax adjustments.

	Q2 FY05	Q3 FY05	Q4 FY05	Q1 FY06	Q2 FY06
TRAILING TWELVE MONTH RESULTS

Net Income
GAAP net income	$604	$587	$504	$422	$376
Adjustments:
Amortization of intangibles	4	3	3	4	4
COGS amortization of intangibles	—	1	3	5	7
Employee stock-based compensation	—	4	6	6	7
Acquired-in-process technology	—	10	13	14	14
Restructuring charges	9	9	1	1	1
Certain litigation expense	—	—	21	21	22
Income tax effect on the above items	(4)	(4)	(8)	(9)	(10)
Income tax adjustments	(20)	(20)	—	—	(9)

Total adjustments	(11)	3	39	42	36

Non-GAAP net income	$593	$590	$543	$464	$412

Non-GAAP net income margin - % of net revenue	18%	19%	17%	15%	14%

GAAP diluted earnings per share	$1.94	$1.86	$1.59	$1.32	$1.17
Non-GAAP diluted earnings per share	$1.90	$1.87	$1.71	$1.45	$1.29

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q2 FY05	Q3 FY05	Q4 FY05	Q1 FY06	Q2 FY06	YOY % Growth
CONSOLIDATED FINANCIAL DATA
Net revenue	716	1,428	553	365	675	(6)%
Net revenue - trailing twelve months (“TTM”)	3,221	3,174	3,129	3,062	3,021	(6)%

Gross profit	432	925	320	214	391	(9)%
Gross margin - % of net revenue	60%	65%	58%	59%	58%
Gross profit - TTM	2,021	1,984	1,932	1,891	1,850	(8)%
Gross margin - TTM % of net revenue	63%	63%	62%	62%	61%

Operating income (loss)	125	519	—	(96)	49	(61)%
Operating income (loss) margin - % of net revenue	17%	36%	0%	(26)%	7%
Operating income - TTM	802	763	669	548	472	(41)%
Operating income margin - TTM % of net revenue	25%	24%	21%	18%	16%

Net income (loss)	97	375	8	(58)	51	(47)%
Diluted earnings (loss) per share	$0.31	$1.18	$0.02	$(0.19)	$0.16	(48)%
Net income - TTM	604	587	504	422	376	(38)%
Diluted earnings per share - TTM	$1.94	$1.86	$1.59	$1.32	$1.17	(40)%

Non-GAAP operating income (loss) (a)	125	535	31	(92)	54	(57)%
Non-GAAP operating income (loss) margin - % of net revenue	18%	37%	6%	(25)%	8%
Non-GAAP operating income - TTM (a)	814	790	717	599	528	(35)%
Non-GAAP operating income margin - TTM % of net revenue	25%	25%	23%	20%	17%

Non-GAAP net income (loss) (a)	98	391	30	(55)	46	(53)%
Non-GAAP diluted earnings (loss) per share (a)	$0.31	$1.23	$0.09	$(0.18)	$0.15	(52)%
Non-GAAP net income - TTM (a)	593	590	543	464	412	(31)%
Non-GAAP diluted earnings per share - TTM (a)	$1.90	$1.87	$1.71	$1.45	$1.29	(32)%

CASH FLOW DATA
Operating cash flow	89	137	474	(31)	12	(87)%
Operating cash flow - TTM	664	722	634	669	592	(11)%

Capital expenditures	19	37	44	33	23	21%
Capital expenditures - TTM	106	116	126	133	137	29%

BALANCE SHEET DATA
Cash, cash equivalents and short term investments	2,490	2,565	2,958	2,573	2,230	(10)%
Marketable equity securities	—	4	140	176	182	N/M
Receivables, net	379	892	296	167	328	(13)%
Inventories	79	84	62	66	74	(6)%

OTHER
Employees	5,104	5,669	6,122	6,365	6,608	29%
Diluted weighted-average shares	316	317	322	308	314

(a)	Please see attached Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q2 FY05	Q3 FY05	Q4 FY05	Q1 FY06	Q2 FY06	YOY % Growth
GEOGRAPHIC REVENUE MIX
North America Revenue	473	692	288	184	443	(6)%
International Revenue	243	736	265	181	232	(5)%

Europe Revenue	210	666	218	144	191	(9)%
Asia Revenue	33	70	47	37	41	24%

Net Revenue	716	1,428	553	365	675	(6)%

GEOGRAPHIC REVENUE MIX - as a % of Net Revenue
North America Revenue	66%	48%	52%	50%	66%
International Revenue	34%	52%	48%	50%	34%

Europe Revenue	29%	47%	40%	40%	28%
Asia Revenue	5%	5%	8%	10%	6%

Net Revenue	100%	100%	100%	100%	100%

PLATFORM REVENUE MIX
Sony PlayStation 2	312	661	196	117	304	(3)%
Xbox	142	233	83	44	136	(4)%
Nintendo GameCube	38	109	37	22	27	(29)%
Other consoles	1	6	1	—	—	(100)%

Total Consoles	493	1,009	317	183	467	(5)%

PC	141	239	85	74	91	(35)%

PSP	—	—	18	33	45	N/M
Nintendo DS	—	16	7	12	8	N/M
Game Boy Advance	10	39	9	6	7	(30)%
Cellular Handsets	—	—	—	1	2	N/M

Total Mobility	10	55	34	52	62	520%

Co-publishing and Distribution	49	79	89	30	32	(35)%

Subscription Services	13	14	16	15	14	8%
Licensing, Advertising & Other	10	32	12	11	9	(10)%

Total Internet Services, Licensing & Other	23	46	28	26	23	0%

Net Revenue	716	1,428	553	365	675	(6)%

PLATFORM REVENUE MIX - as a % of Net Revenue
Sony PlayStation 2	44%	46%	36%	32%	45%
Xbox	20%	16%	15%	12%	20%
Nintendo GameCube	5%	8%	7%	6%	4%
Other consoles	0%	1%	0%	0%	0%

Total Consoles	69%	71%	58%	50%	69%

PC	20%	17%	15%	21%	14%

PSP	0%	0%	3%	9%	7%
Nintendo DS	0%	1%	1%	3%	1%
Game Boy Advance	1%	3%	2%	2%	1%
Cellular Handsets	0%	0%	0%	0%	0%

Total Mobility	1%	4%	6%	14%	9%

Co-publishing and Distribution	7%	5%	16%	8%	5%

Subscription Services	2%	1%	3%	4%	2%
Licensing, Advertising & Other	1%	2%	2%	3%	1%

Total Internet Services, Licensing & Other	3%	3%	5%	7%	3%

Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q2 FY05	Q3 FY05	Q4 FY05	Q1 FY06	Q2 FY06	YOY % Growth
Platform SKU Release Mix
Sony PlayStation 2	9	9	6	3	9	0%
Xbox	8	9	6	3	9	13%
Nintendo GameCube	7	7	5	2	6	(14)%
Other consoles	1	1	—	—	—	(100)%

Total Consoles	25	26	17	8	24	(4)%

PC	6	7	5	2	6	0%

PSP	—	—	3	3	3	N/M
Nintendo DS	—	3	—	2	2	N/M
Game Boy Advance	2	4	—	1	2	0%

Total Mobility	2	7	3	6	7	250%

Total SKUs	33	40	25	16	37	12%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q2 Fiscal 2006

Q2 Product Releases	Platform
• BurnoutTM Revenge	PlayStation® 2
• FIFA 06	PlayStation 2
• Madden NFL 06	PlayStation 2
• Marvel NemesisTM: Rise of the ImperfectsTM	PlayStation 2
• NASCAR® 06: Total Team Control	PlayStation 2
• NBA Live 06	PlayStation 2
• NCAA® FOOTBALL 06	PlayStation 2
• NHL® 06	PlayStation 2
• Tiger Woods PGA TOUR® 06	PlayStation 2
• Burnout Revenge	Xbox®
• FIFA 06	Xbox
• Madden NFL 06	Xbox
• Marvel Nemesis: Rise of the Imperfects	Xbox
• NASCAR 06: Total Team Control	Xbox
• NBA Live 06	Xbox
• NCAA FOOTBALL 06	Xbox
• NHL 06	Xbox
• Tiger Woods PGA TOUR 06	Xbox
• FIFA 06	Nintendo GameCube™
• Madden NFL 06	Nintendo GameCube
• Marvel Nemesis: Rise of the Imperfects	Nintendo GameCube
• NBA Live 06	Nintendo GameCube
• NHL 06	Nintendo GameCube
• Tiger Woods PGA TOUR 06	Nintendo GameCube
• FIFA 06	PC
• Madden NFL 06	PC
• NBA Live 06	PC
• NHL 06	PC
• The SimsTM 2 Nightlife	PC
• Tiger Woods PGA TOUR 06	PC
• FIFA 06	Game Boy® Advance
• Madden NFL 06	Game Boy Advance
• FIFA 06	Nintendo DSTM
• Madden NFL 06	Nintendo DS
• BurnoutTM Legends	PSP™
• Madden NFL 06	PSP
• Tiger Woods PGA TOUR 06	PSP

Co-pub, Distribution, International only and Others (not in SKU count)

• Counter-StrikeTM : SourceTM	PC
• Counter-StrikeTM 1 Anthology	PC
• Half-Life® 1 Anthology	PC
• Half-Life® 2: Game of the Year Edition	PC

All trademarks are the property of their respective owners.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Schedule of Earnings Adjusted for Stock-Based Compensation

(in millions, except per share data)

Had the Company’s stock-based compensation plans been measured on the estimated fair value at the grant dates inaccordance with the provisions of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation”, we estimate that our reported net income (loss) and net earnings (loss) per share would have been the pro forma amounts indicated below:

	Three Months Ended September 30,		Six Months Ended September 30,
	2005	2004	2005	2004
Net income (loss) - as reported	$51	$97	$(7)	$121

Stock-based compensation	(26)	(23)	(51)	(42)

Net income (loss) - pro forma	$25	$74	$(58)	$79

Net earnings (loss) per share:
As reported - basic	$0.17	$0.32	$(0.02)	$0.40

Pro forma - basic	$0.08	$0.24	$0.19	$0.26

As reported - diluted	$0.16	$0.31	$(0.02)	$0.38

Pro forma - diluted	$0.08	$0.24	$(0.19)	$0.25